UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026
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Cushman & Wakefield Ltd.
(Exact name of registrant as specified in its charter)
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Bermuda	001-38611	98-1896559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Clarendon House, 2 Church Street
Hamilton HM 11, Bermuda
(Address of principal executive offices) (Zip Code)

+1 441 295 1422
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.10 par value	CWK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Credit Agreement Amendment

Cushman & Wakefield U.S. Borrower, LLC (the “Borrower”) and DTZ UK Guarantor Limited (“U.K. Guarantor”), each a subsidiary of Cushman & Wakefield Ltd. (the “Company”) expect to amend (the “Amendment”) the Credit Agreement between the Borrower, U.K. Guarantor, JPMorgan Chase Bank, N.A., as administrative agent, and the Lenders party thereto (the “Existing Credit Agreement” and the Existing Credit Agreement as so amended, the “Credit Agreement”) to, among other things, (i) amend certain pricing terms with respect to approximately $848 million aggregate principal amount of outstanding borrowings under the senior secured term loan facility (such term loans as so amended, the “2026-1 Term Loans”), (ii) extend the maturity date of the 2026-1 Term Loans to 2033 and (iii) upsize the principal amount of 2026-1 Term Loans by approximately $353 million. The pricing and maturity of the remaining approximately $840 million aggregate principal amount of outstanding borrowings under the term loan facility (the “2025-3 Term Loans”) provided by the Credit Agreement are expected to remain unchanged in all respects.

After giving effect to the Amendment, (i) the 2026-1 Term Loans are expected to bear a variable rate of interest, at the Borrower’s option, equal to either: (a) Term SOFR, plus an applicable margin of 2.25% per annum, or (b) the Base Rate, plus an applicable margin of 1.25% per annum, and (ii) the maturity date of the 2026-1 Term Loans is expected to be extended to the date that is seven years from the effective date of the Amendment. The Amendment is also expected to reset the “soft call” premium of 1.00% for certain repricing transactions with respect to the 2026-1 Term Loans that occur within the six-month period after the effective date of the Amendment.

The Credit Agreement is expected (i) to have the same guarantees and collateral as immediately prior to the Amendment, and (ii) include representations and warranties, affirmative and negative covenants, events of default and other material terms applicable to the 2025-3 Term Loans and the 2026-1 Term Loans that are substantially the same as such terms as in effect immediately prior to the Amendment.

Capitalized terms used and not otherwise defined in this section of the Current Report on Form 8-K shall have the respective meanings ascribed to them in the Existing Credit Agreement.

Notice of Partial Redemption of 2028 Notes

On June 4, 2026, the Borrower notified Wilmington Trust, National Association, the trustee (the “Trustee”) for the Borrower’s 6.750% Senior Secured Notes due May 2028 (CUSIP 23166MAA1;U1272MAA5) (the “2028 Notes”), of the Borrower’s election to partially redeem $350 million of the Borrower’s outstanding $550 million 2028 Notes (the “Partial Redemption”).

The Borrower also instructed the Trustee to provide notice of the Partial Redemption to the Holders of the 2028 Notes in accordance with the terms of the Indenture governing the 2028 Notes (the “Indenture”). The Partial Redemption is expected to be completed on June 15, 2026 (the “Redemption Date”). The redemption price is expected to be 100% of the principal amount of the 2028 Notes to be redeemed, plus accrued and unpaid interest up to, but excluding, the Redemption Date (the “Redemption Price”).

The Partial Redemption and the Borrower’s obligation to pay the Redemption Price on the Redemption Date is conditioned upon the consummation (as and when determined by the Borrower in its sole and absolute discretion) of one or more refinancing transactions by the Borrower yielding net proceeds to the Borrower on or prior to the Redemption Date that are sufficient to pay in full the Redemption Price and amounts due under the other indebtedness of the Borrower being refinanced in connection with such transactions (the “Condition”). The Condition may be waived by the Borrower in its sole discretion.

This Current Report on Form 8-K does not constitute a notice of Partial Redemption of the 2028 Notes. Capitalized terms used and not otherwise defined in this section of the Current Report on Form 8-K shall have the respective meanings ascribed to them in the Indenture.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including with respect to a potential financing transaction, which rely on a number of estimates, projections and assumptions concerning future events. Such statements are also subject to a number of uncertainties and factors outside the control of the Company. Such factors include, but are not limited to, uncertainty regarding and changes in global economic or market conditions and changes in government policies, laws, regulations and practices. Should any of the Company’s estimates, projections and assumptions or these other uncertainties and factors materialize in ways that it did not expect, there is no guarantee of future performance and the actual results could differ materially from the forward-looking statements in this report, including the possibility that the potential financing transactions described herein will not be consummated. While the Company believes the assumptions underlying these forward-looking statements are reasonable under current circumstances, recipients should bear in mind that such assumptions are inherently uncertain and subjective and that past or projected performance is not necessarily indicative of future results. No representation or warranty, express or implied, is made as to the accuracy or completeness of the information contained in this report, and nothing shall be relied upon as a promise or representation as to the performance of any investment. You are cautioned not to place undue reliance on such forward-looking statements or other information in this report and should rely on your own assessment of an investment or a transaction. Any estimates or projections as to events that may occur in the future are based upon the best and current judgment of the Company as actual results may vary from the projections and such variations may be material. Any forward-looking statements speak only as of the date of this report and, except to the extent required by applicable securities laws, the Company expressly disclaims any obligation to publicly update or revise any of them, whether as a result of new information, future events or otherwise. Additional information concerning factors that may influence the Company’s results is discussed under “Risk Factors” in Part I Item 1A of its most recently filed Annual Report on Form 10-K and in its other periodic reports filed with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUSHMAN & WAKEFIELD LTD.

Date: June 4, 2026
/s/ Neil Johnston
Neil Johnston
Executive Vice President, Chief Financial Officer